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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2015 to September 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS

Annual Report

  2  0  1  6

TEKLA HEALTHCARE INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE INVESTORS

Dear Shareholders,

As you know, Tekla Healthcare Investors ("HQH" or "the Fund") invests in healthcare/biotechnology. As you may also know, after an extended period of growth, volatility in this sector has been elevated and performance weak as of late. Part of the increased volatility is inherent in our sector while another part probably results from the election season discussion we have been having in the U.S. about the value healthcare brings to our citizens and to what extent the prices of drugs should reflect that value rather than merely production cost. Healthcare fundamentals have been solid in recent years (as reflected generally by the S&P Composite 1500 Healthcare Index®*) and particularly in the biotech sector (as reflected by the NASDAQ Biotechnology Index®*). Strength in healthcare relative to the S&P 500 Index®* over the last five years is illustrated in the following chart.

5 Year Performance
Ending September 30, 2016

It seems pretty clear that questions about pricing have attenuated the upward climb in the healthcare sector since a mid-2015 high. In the last 12 months, this has resulted in a more moderate return for the healthcare sector in general and for biotechnology in particular. We see much of this result as a disconnect between sector potential and performance. It is our view that, as we head into 2017, we may well experience heightened volatility as Mr. Trump's intentions and priorities become clear, but over the longer term we are confident that we will return to a period where fundamentals drive performance. We see this as a positive for the healthcare/biotechnology sector.

Respectfully yours,

Daniel R. Omstead, Ph.D.
President and Portfolio Manager

Thoughts on the State of the Healthcare/
Biotechnology Industry

The healthcare/biotechnology sector has been much in the news of late. Moreover, this sector has been drawn into the political discussion surrounding the 2016 national election season. At times, this has caused some volatility and probably some downward movement within the healthcare/biotechnology sector. It is not the first time the sector has been drawn into national debate (recall the discussions surrounding the creation and implementation of the Affordable Care Act ("Obamacare")) nor will it likely be the last.

The current discussion undoubtedly results from a number of both macro and micro factors. On the macro level, healthcare represents nearly 20% of the US economy. Moreover, the sector is growing relatively rapidly and projections suggest that this growth could overwhelm other parts of the economy. Such concern results in much debate, but in the end we believe sector growth reflects its contribution to societal welfare and is good for the Fund and its shareholders.

On the micro level, healthcare is also a significant portion of the "economy". Obamacare has increased the number of people who are covered by health insurance and imposed a number of mandated criteria. Healthcare products and services are difficult and expensive to develop and therefore expensive to purchase. For many years, most Americans paid health insurance premiums (or had them largely paid for by their employers) and received services at relatively modest out-of-pocket costs (i.e., at a low "co-pay") to the individual. Recent trends have, in our view, produced a change in this profile. For a variety of reasons, probably related to the increasing cost/price of healthcare products, we have seen what we expect will be a migration to higher deductible healthcare insurance plans. The consequence has been that, in some cases, the cost to the consumer for certain basic medical products or services has increased, sometimes dramatically. Focusing for the moment on healthcare products rather than services, in some cases, such increases can be the result of over-reaching drug company pricing strategies while in other cases the increases might be the result of fairly priced drugs where the individual or employers have elected to use high deductible plans. Such plans decrease insurance premiums but increase out of pocket costs to the individual at or near the point of care.

This topic has become a controversial issue generating a great deal of public and political attention. Politicians at the national level have spoken aggressively about the need to limit price increases for some drugs. Our view is that a significant portion of this discussion is political rather than substantive as we believe that most drug companies do and will price their drugs based on the value they provide to patients. It is also our view that many or most drugs produce a significant benefit to patients. We would expect that as time goes on, drugs will be more and more targeted to specific patients with specific conditions and that, in the extreme, companies will get paid more when a drug successfully treats a patient's malady and less (or nothing) when the drug is ineffective. We don't see the likelihood of drug price controls or the introduction of a single payer solution as some have suggested or pushed for. In our view, these solutions won't work well. Having said this, the fact of the matter is that we are currently in an environment where a tweet from a national political candidate or other politician can have an impact on the price of a given company's stock and in some cases on the price of a group of stocks. It is our expectation that after Mr. Trump's priorities have been articulated, sector volatility will decrease and the market will be able to focus on the fundamentals of the healthcare/biotechnology sector. We believe these fundamentals are sound.

We continue to be impressed by the potential of the healthcare sector to improve the quality and durability of patients' lives. As we have previously noted, there have been approximately 250 new public companies formed in the healthcare/biotechnology sector over the last several years. These companies are seeking to develop treatments for a myriad of diseases in nearly every area of clinical research. It is difficult to generalize, but we see promising opportunities in treatments aimed at a wide variety of cancers, as well as in the areas of rare diseases, ophthalmology, various blood disorders, the central nervous system, dermatology and antibiotics, among a wide variety of indications.

In addition, we see many developments in the next year or so which are poised to have an effect on healthcare. For example, we note that there are several drugs in late stage development intended for use in Alzheimer's disease. Many people experience a loss of cognitive function, but there are few effective treatments. Results from several late stage clinical trials sponsored by prominent pharmaceutical and biotech companies involving the use of antibody based therapies are expected to be reported in the coming years. If successful, these drugs would be widely used and would help a large number of patients in need.

We are also impressed by progress in the general area of immuno-oncology. This is a field in which drugs or other treatments are used to boost a patient's own immune system, typically to treat hematologic or solid tumors. Initial generations of so-called checkpoint inhibitors which take the "brakes" off a patient's own self limited response to cancer have been remarkably effective in treating lung and other cancers. An additional generation of drugs and treatments stimulate or enhance other aspects of a patient's intrinsic immune response to cancer. Clinical trial results for these so-called immuno-oncology agents have been particularly impressive and have the potential to dramatically improve the lives of certain cancer patients. We would expect FDA approval of one or more new groups in this class soon.

The development of drugs to treat rare diseases is a further example of recent progress. These are diseases which affect a small number of patients. There are upwards of a thousand such diseases which result from a single gene defect. In recent years, we have seen the development of more and more drugs to treat such diseases. We were particularly impressed in the last year to note the FDA's benevolence in approving a drug which appears to have activity in a very rare disease called Duchenne's Muscular Dystrophy. This disease causes debilitating effects and ultimately death, predominantly in young males.

The emergence of generic biological drugs is also notable. Both traditional generic and branded pharmaceutical companies are moving ahead diligently to create and gain approval of drugs that are biosimilar to the now extensive group of biological drugs that have reached the marketplace. This trend should allow the price of some drugs to decrease through competition to the benefit of payers and patients but should also allow the original sponsors to continue to benefit (if at a lower economic reward) after the expiration of governing patents.

Beyond the developments described above, we would also note trends we have observed in the product reimbursement area as being significant. Over the last several years we have seen more competition even for branded products. As an example, multiple antibody products (so-called PCSK9 inhibitors) capable of treating recalcitrant hypercholesterolemia have reached the marketplace. While each of these products is patent protected, due to their similar therapeutic effects, payers have been able to negotiate attractive pricing for these products. We see this trend, along with the development of generic biosimilars, as evidence of enhanced competition in the drug industry.

TEKLA HEALTHCARE INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.

Description of the Fund

Tekla Healthcare Investors ("HQH") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQH. HQH primarily invests in healthcare industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/16

Market Price[1]	$23.81
NAV[2]	$24.99
Premium/(Discount)	-4.72%
Average 30 Day Volume	129,988
Net Assets	$974,783,034
Ticker	HQH
NAV Ticker	XHQHX
Commencement of Operations Date	4/22/87
Fiscal Year Distributions Per Share	$3.10

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/16

Sub-Sector Allocation as of 9/30/16

This data is subject to change on a daily basis.

TEKLA HEALTHCARE INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2016

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	8.1%
Celgene Corporation – Biotechnology	7.4%
Biogen Inc. – Biotechnology	7.0%
Incyte Corporation – Biotechnology	4.9%
Regeneron Pharmaceuticals, Inc. – Biotechnology	4.5%
Alexion Pharmaceuticals, Inc. – Biotechnology	4.4%
Vertex Pharmaceuticals Incorporated – Biotechnology	4.3%
Allergan plc – Pharmaceuticals	4.0%
BioMarin Pharmaceutical Inc. – Biotechnology	3.9%
Illumina, Inc. – Life Sciences Tools & Services	3.2%
Shire plc – Pharmaceuticals	3.0%
Mylan NV – Pharmaceuticals	2.8%
Jazz Pharmaceuticals plc – Pharmaceuticals	2.5%
Amgen Inc. – Biotechnology	2.1%
Teva Pharmaceutical Industries Ltd. – Pharmaceuticals	2.0%
Neurocrine Biosciences, Inc. – Biotechnology	1.8%
iShares Nasdaq Biotechnology ETF – Exchange Traded Fund	1.7%
Medicines Company (The) – Pharmaceuticals	1.5%
Merck & Co., Inc. – Pharmaceuticals	1.5%
Alkermes plc – Biotechnology	1.3%

Fund Performance

HQH is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of HQH have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQH has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 50-60% of net assets.

There is no commonly published index which matches the investment strategy of HQH. The S&P Composite 1500 Healthcare Index® ("S15HLTH") consists of more than 160 companies representing most or all of the healthcare subsectors in which HQH typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index® ("NBI"), which contains approximately 180 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the S&P 500 Index® ("SPX") is a commonly considered broad based index; this index is broadly comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQH generally invests in a combination of large cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQH targets biotechnology exposure below that of the NBI. HQH generally targets a higher biotechnology exposure than does the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to still have significant potential for growth in the future.

Fund Performance for the Period Ending September 30, 2016

Period	HQH NAV	HQH MKT	NBI	S15HLTH	SPX
6 month	6.79	3.19	11.23	7.56	6.40
1 year	-5.29	-3.19	-4.09	11.01	15.42
5 year	21.56	22.70	26.03	20.33	16.36
10 year	12.47	12.30	15.34	10.57	7.24

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of September 30, 2016

Among other investments, Tekla Healthcare Investors' performance benefitted in the past year from the following:

Exelixis, Inc. (EXEL) is a company we believed to have an underappreciated clinical profile of its drug cabozantinib for use in kidney cancer. This belief was confirmed by subsequent regulatory approval in April and solid initial sales.

Agilent Technologies (A) is a life science tools company with a rare profile of margin expansion and strong market growth. The company had above average share price gains in 2016.

Endo International (ENDP) sells branded specialty pharmaceuticals, generic and over-the-counter medications. We remained underweight as the stock price fell dramatically in the past year.

Among other examples, Tekla Healthcare Investors' performance was negatively impacted from the following investments:

The fund was underweight Amgen Inc. (AMGN). Our thesis has been that the company's high exposure to generic biologics coupled with low or no volume growth would lead to underperformance. It appears that we were a bit early in this thesis.

Allergan PLC (AGN) is a large and well diversified pharmaceutical company with products in various therapeutic areas including central nervous system, eye care, aesthetics, dermatology, and gastroenterology. In November 2015, Pfizer announced a merger deal with Allergan which we believe would have benefited Allergan. However, the merger was ultimately abandoned by Pfizer. This event has been followed by stock price underperformance.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500 Healthcare Index® and S&P 500 Index® referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 3.7% of Net Assets	VALUE
	Biotechnology - 0.4%
1,553,255	BioClin Therapeutics, Inc. Series A	$1,009,616
3,696,765	EBI Life Sciences, Inc. Series A (c)	18,854
2,266,666	GenomeDx Biosciences, Inc. Series C	3,399,999
		4,428,469
	Health Care Equipment & Supplies - 1.7%
3,364,723	AlterG, Inc. Series C	1,379,536
114,158	CardioKinetix, Inc. Series C	114
205,167	CardioKinetix, Inc. Series D	522,765
632,211	CardioKinetix, Inc. Series E	1,799,905
580,225	CardioKinetix, Inc. Series F	1,982,049
N/A (e)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A (e)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
12,695	CardioKinetix, Inc. warrants (expiration 8/15/24)	0
951,000	IlluminOss Medical, Inc. Series AA	951,000
895,848	IlluminOss Medical, Inc. Series Junior Preferred	895,848
11,410,347	Insightra Medical, Inc. Series C (c)	11,410
8,661,370	Insightra Medical, Inc. Series C-2 (c)	8,661
815,025	Insightra Medical, Inc. warrants (expiration 3/31/25) (c)	0
4,482,636	Insightra Medical, Inc. warrants (expiration 5/28/25) (c)	0
3,260,100	Insightra Medical, Inc. warrants (expiration 8/18/25) (c)	0
13,823,805	Palyon Medical Corporation Series A (c)	0
27,100,879	Palyon Medical Corporation Series B (c)	0
N/A (e)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0
4,720,000	Tibion Corporation Series B	0
N/A (e)	Tibion Corporation warrants (expiration 07/12/17)	0
N/A (e)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (e)	Tibion Corporation warrants (expiration 11/28/17)	0
3,750,143	Veniti, Inc. Series A (c)	4,786,683
1,881,048	Veniti, Inc. Series B (c)	2,495,022
1,031,378	Veniti, Inc. Series C (c)	1,603,999
		16,436,992

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(continued)

SHARES	Life Sciences Tools & Services - 0.7%	VALUE
3,109,861	Dynex Technologies, Inc. Series A	$1,554,931
142,210	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
11,335	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
3,669,024	Labcyte, Inc. Series C	5,099,943
160,767	Labcyte, Inc. Series D	242,115
		6,896,989
	Pharmaceuticals - 0.9%
4,118,954	Euthymics Biosciences, Inc. Series A (c)	4,119
77,632	Neurovance, Inc. Series A (c)	256,962
965,354	Neurovance, Inc. Series A-1 (c)	3,195,322
561,798	Ovid Therapeutics, Inc. Series B	5,273,598
		8,730,001
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $52,214,856)	36,492,451
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 0.1% of Net Assets
	Convertible Notes (Restricted) (a) (c) - 0.1%
	Health Care Equipment & Supplies - 0.0%
$414,000	Insightra Medical, Inc. Promissory Note, 8.00%, due 4/15/17	0
	Pharmaceuticals - 0.1%
269,245	Neurovance, Inc. Cvt. Promissory Note, 6.00%, due 3/1/17	269,245
134,622	Neurovance, Inc. Cvt. Promissory Note, 6.00%, due 3/1/17	134,622
403,867	Neurovance, Inc. Cvt. Promissory Note, 6.00%, due 3/17/17	403,867
		807,734
	TOTAL CONVERTIBLE NOTES	807,734

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(continued)

PRINCIPAL AMOUNT	Non-Convertible Notes (Restricted) (a) (b) - 0.0%	VALUE
	Health Care Equipment & Supplies - 0.0%
$342,899	Tibion Corporation Non-Cvt. Promissory Note, 0.00% due 12/31/18	$0
40,596	Tibion Corporation Non-Cvt. Promissory Note, 0.00% due 12/31/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $1,606,798)	807,734
SHARES	COMMON STOCKS AND WARRANTS - 91.7% of Net Assets
	Biotechnology - 55.3%
348,916	Alexion Pharmaceuticals, Inc. (b)	42,756,167
278,717	Alkermes plc (b)	13,108,060
170,970	Alnylam Pharmaceuticals, Inc. (b)	11,588,347
122,083	Amgen Inc.	20,364,665
361,440	ARIAD Pharmaceuticals, Inc. (b)	4,948,114
218,890	Biogen Inc. (b)	68,519,137
406,545	BioMarin Pharmaceutical Inc. (b)	37,613,543
686,854	Celgene Corporation (b)	71,796,849
529,264	CytomX Therapeutics, Inc. (b)	8,298,859
58,646	Dermira, Inc. (b)	1,983,408
733	Eiger BioPharmaceuticals, Inc. warrants (Restricted, expiration 10/10/18) (a) (b)	0
200,000	Epizyme, Inc. (b)	1,968,000
386,048	Exelixis, Inc. (b)	4,937,554
14,000	Galapagos NV (b) (f)	905,240
997,392	Gilead Sciences, Inc.	78,913,655
508,323	Incyte Corporation (b)	47,929,776
130,000	Merus B.V. (b)	2,177,500
206,567	Merus B.V. (Restricted) (a) (b)	3,113,997
391,312	Natera, Inc. (b)	4,347,476
346,103	Neurocrine Biosciences, Inc. (b)	17,526,656
1,907,141	Pieris Pharmaceuticals, Inc. (b)	3,490,068
54,790	Pieris Pharmaceuticals, Inc., Series A warrants (Restricted, expiration 6/8/21) (a) (b)	17,533
27,394	Pieris Pharmaceuticals, Inc., Series B warrants (Restricted, expiration 6/8/21) (a) (b)	12,601
109,644	Regeneron Pharmaceuticals, Inc. (b)	44,079,081
46,150	Sarepta Therapeutics, Inc. (b)	2,834,071

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(continued)

SHARES	Biotechnology - continued	VALUE
61,880	Ultragenyx Pharmaceutical Inc. (b)	$4,389,767
474,879	Vertex Pharmaceuticals Incorporated (b)	41,414,198
		539,034,322
	Health Care Equipment & Supplies - 2.6%
240,300	Abbott Laboratories	10,162,287
1,155,000	Alliqua BioMedical, Inc. (b)	900,900
30,800	Becton Dickinson and Co.	5,535,684
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	263,393
77,194	IDEXX Laboratories, Inc. (b)	8,702,079
10,735	TherOx, Inc. (Restricted) (a) (b)	215
		25,564,558
	Health Care Providers & Services - 4.8%
120,880	AmerisourceBergen Corporation	9,764,686
70,300	Cardinal Health, Inc.	5,462,310
120,000	Centene Corporation (b)	8,035,200
54,050	Charles River Laboratories International, Inc. (b)	4,504,527
222,222	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	190,000
212,541	Molina Healthcare, Inc. (b)	12,395,391
48,076	Universal Health Services, Inc.	5,923,925
		46,276,039
	Life Sciences Tools & Services - 5.8%
210,350	Agilent Technologies, Inc.	9,905,382
173,302	Illumina, Inc. (b)	31,482,041
102,000	PRA Health Sciences, Inc. (b)	5,764,020
60,645	Thermo Fisher Scientific Inc.	9,646,194
		56,797,637
	Pharmaceuticals - 23.2%
91,893	Akorn, Inc. (b)	2,505,003
171,201	Allergan plc (b)	39,429,302
542,153	Auris Medical Holding AG (b)	937,925
85,667	Eli Lilly & Company	6,875,633
637,200	Endo International plc (b)	12,839,580
113,487	Flex Pharma, Inc. (b)	1,336,877
289,660	Foamix Pharmaceuticals Ltd. (b)	2,682,252
587,000	Horizon Pharma plc (b)	10,642,310
88,386	Impax Laboratories, Inc. (b)	2,094,748
200,099	Jazz Pharmaceuticals plc (b)	24,308,027
382,868	Medicines Company (The) (b)	14,449,438
230,500	Merck & Co., Inc.	14,385,505
704,320	Mylan NV (b)	26,848,678
483,700	Paratek Pharmaceuticals, Inc. (b)	6,292,937
336,602	Pfizer, Inc.	11,400,710
149,585	Shire plc (f)	28,998,548

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(continued)

SHARES	Pharmaceuticals - continued	VALUE
103,558	Tetraphase Pharmaceuticals Inc. (b)	$396,627
430,658	Teva Pharmaceutical Industries Ltd. (f)	19,814,575
		226,238,675
	TOTAL COMMON STOCKS AND WARRANTS (Cost $640,224,990)	893,911,231
	EXCHANGE TRADED FUND - 1.7% of Net Assets
57,670	iShares Nasdaq Biotechnology ETF	16,693,158
	TOTAL EXCHANGE TRADED FUND (Cost $11,259,769)	16,693,158
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 5.0% of Net Assets
$48,620,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $48,620,000, 0.03%, dated 09/30/16, due 10/03/16 (collateralized by Treasury Inflation Index Note 2.625%, due 07/15/17, market value $49,596,525)	48,620,000
	TOTAL SHORT-TERM INVESTMENT (Cost $48,620,000)	48,620,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 102.2% (Cost $753,926,413)	996,524,574
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 0.3% of Net Assets
	Pharmaceuticals - 0.3%
1	Afferent Milestone Interest	2,620,804
1	TargeGen Milestone Interest	0
	TOTAL MILESTONE INTERESTS (Cost $6,815,798)	2,620,804
	TOTAL INVESTMENTS - 102.5% (Cost $760,742,211)	999,145,378
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)%	(24,362,344)
	NET ASSETS - 100%	$974,783,034

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(continued)

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $13,188,766).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

ASSETS:
Investments in unaffiliated issuers, at value (cost $725,444,655)	$983,335,808
Investments in affiliated issuers, at value (cost $28,481,758)	13,188,766
Milestone interests, at value (cost $6,815,798)	2,620,804
Total investments	999,145,378
Cash	883
Dividends and interest receivable	118,492
Receivable for investments sold	9,488,024
Prepaid expenses	46,688
Other assets (see Note 1)	776,205
Total assets	1,009,575,670
LIABILITIES:
Payable for investments purchased	33,725,230
Accrued advisory fee	751,961
Accrued investor support service fees	41,782
Accrued shareholder reporting fees	47,109
Accrued trustee fees	601
Accrued other	225,953
Total liabilities	34,792,636
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$974,783,034
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 39,003,598 shares issued and outstanding	$712,506,513
Accumulated net investment loss	(4,437,021)
Accumulated net realized gain on investments and milestone interests	28,310,375
Net unrealized gain on investments and milestone interests	238,403,167
Total net assets (equivalent to $24.99 per share based on 39,003,598 shares outstanding)	$974,783,034

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME:
Dividend income (net of foreign tax of $101,318)	$4,738,988
Interest and other income	62,405
Total investment income	4,801,393
EXPENSES:
Advisory fees	9,469,241
Investor support service fees	361,258
Administration fees	205,526
Auditing fees	109,440
Shareholder reporting	304,204
Trustees' fees and expenses	140,761
Custodian fees	138,047
Legal fees	101,519
Transfer agent fees	55,819
Other (see Note 2)	198,657
Total expenses	11,084,472
Net investment loss	(6,283,079)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	50,410,092
Investments in affiliated issuers	(151,047)
Net realized gain	50,259,045
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(92,626,655)
Investments in affiliated issuers	(7,368,505)
Change in unrealized appreciation (depreciation)	(99,995,160)
Net realized and unrealized gain (loss)	(49,736,115)
Net decrease in net assets resulting from operations	($56,019,194)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2016		Year ended September 30, 2015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($6,283,079)		($7,850,794)
Net realized gain	50,259,045		164,501,186
Change in net unrealized depreciation	(99,995,160)		(60,485,023)
Net increase (decrease) in net assets resulting from operations	(56,019,194)		96,165,369
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(116,918,005)		(94,874,666)
Total distributions	(116,918,005)		(94,874,666)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (1,705,651 and 1,480,798 shares, respectively)	43,362,911		49,869,683
Total capital share transactions	43,362,911		49,869,683
Net increase (decrease) in net assets	(129,574,288)		51,160,386
NET ASSETS:
Beginning of year	1,104,357,322		1,053,196,936
End of year	$974,783,034		$1,104,357,322
Accumulated net investment loss included in net assets at end of year	($4,437,021	) (a)	$0 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2016	2015		2014	2013	2012
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$29.61	$29.40		$24.90	$19.20	$14.46
Net investment loss (1)	(0.17)	(0.22)		(0.24)	(0.20)	(0.05	)(2)
Net realized and unrealized gain (loss)	(1.35)	3.04		7.66	7.51	6.07
Total increase (decrease) from investment operations	(1.52)	2.82		7.42	7.31	6.02
Distributions to shareholders from:
Net realized capital gains	(3.10)	(2.61)		(2.13)	(1.61)	(1.32)
Total distributions	(3.10)	(2.61)		(2.13)	(1.61)	(1.32)
Increase resulting from shares repurchased	—	—		—	—	0.04
Change due to rights offering	—	—		0.79 (3)	—	—
Short term gain due to trading error	—	0.00	(4)	—	—	—
Net asset value per share, end of year	$24.99	$29.61		$29.40	$24.90	$19.20
Per share market value, end of year	$23.81	$27.60		$28.40	$23.97	$18.36
Total investment return at market value	(3.19%)	4.94%		28.08%	41.12%	51.43%
Total investment return at net asset value	(5.29%)	8.76	%(5)	27.64%	40.18%	44.01%
RATIOS
Expenses to average net assets	1.10%	1.03%		1.15%	1.26%	1.42%
Expenses to average net assets with waiver	—	1.00%		1.13%	—	—
Net investment loss to average net assets	(0.62%)	(0.65%)		(0.87%)	(0.92%)	(0.28	%)(2)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$975	$1,104		$1,053	$690	$510
Portfolio turnover rate	29.44%	37.43%		28.96%	35.41%	86.28%

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from four issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.05%).

(3)  See Note 1. These rights offering shares were issued at a subscription price of $25.037 which was less than the Fund's net asset value per share of $29.01 on June 27, 2014 thus creating a dilution effect on the net asset value.

(4)  Rounds to less than $0.005 per share.

(5)  Total return includes payment by the Adviser. Excluding this payment, total return would have been 8.68% at net asset value.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2016, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

  Change of Sub-classification

On June 14, 2016, shareholders of the Fund approved the change of the Fund's sub-classification from diversified to non-diversified (see "Annual Meeting Report" below). This change in sub-classification means that the Fund is no longer limited by the Investment Company Act of 1940 in the proportion of its assets that may be invested in the obligations of a single issuer or the percentage of an issuer's voting securities it may acquire. As a result, the Fund may hold a smaller number of issuers than if it remained diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because the non-diversified fund's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence.

  Non-fundamental Investment Restriction Changes

At its meeting on March 24, 2016, the Board approved eliminating restrictions regarding the Fund's ability to invest in warrants in certain cases and in repurchase agreements, as each restriction is no longer legally required. Additionally, the Board approved revisions to restrictions regarding the Fund's ability to take defensive investment positions and to invest in foreign issuers. The revisions made to each restriction eliminated unnecessary limitations. The Board took such actions in order to provide the Adviser with additional flexibility in choosing investments, although the investment adviser has indicated that it does not expect these policy changes to affect materially the manner in which the Fund is invested.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

The two revised non-fundamental investment restrictions read as follows (defined terms have been revised for ease of reference):

Defensive Investment Position Restriction: When, in the opinion of Tekla Capital Management LLC, adverse market conditions or industry expectations support such action, the Fund may temporarily take a defensive position of up to 75% of net assets in liquid investments. The money market instruments in which the Fund may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the highest rating categories of Moody's Investors Service Inc. (Aaa, Aa or A for bonds; MIG-1, MIG-2 or MIG-3 for notes; P-1 for commercial paper) or Standard & Poor's Corporation (AAA, AA or A for bonds; SP-1+ to SP-2 for notes; A-1 for commercial paper). The Fund also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities.

Foreign Investment Restriction: The Fund may not invest more than 20% of its net assets at the time of purchase in securities of foreign issuers.

  Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

  Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange- traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

  Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestone will not be achieved and no payment will be received by the Fund. The milestone interest was received as part of the proceeds from the sale of two private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the Afferent Milestone Interest and TargeGen Milestone Interest provide for payments at various stages of the development of Afferent's and TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2016:

Statement of Assets and Liabilities, Milestone interests, at value	$2,620,804
Statement of Assets and Liabilities, Net unrealized loss on investments and milestone interests	($4,194,994)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$0

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend in- come is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2016 totaled $286,639,496 and $343,815,578, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The Trustees initially adopted a distribution policy in May, 1999, and since then the Fund has made quarterly distributions at a rate of 2.00% of the Fund's net assets, except for the periods from August 4, 2009 to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Fund made distributions at a rate of l.25% of the Fund's net assets).

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2016, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2016. Prior to this renewal, in March 2015, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the years ended September 30, 2016 and 2015, the Fund did not repurchase any shares through the repurchase program.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2016, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2016, the Fund reclassified $3,329 from accumulated net realized gain on investment and $1,842,729 from accumulated net investment loss to paid in capital, with a net impact of $1,846,058, to adjust for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2016 were as follows:

Cost of Investments for tax purposes	$758,299,425
Gross tax unrealized appreciation	$317,650,977
Gross tax unrealized depreciation	($76,805,024)
Net tax unrealized appreciation on investments	$240,845,953
Undistributed long-term capital gains	$25,867,589
Late year annual loss deferral	($4,437,021)

The Fund has designated the distributions for its taxable years ended September 30, 2016 and 2015 as follows:

	2016	2015
Ordinary income (includes short-term capital gain)	$—	$22,780,958
Long-term capital gain	$116,918,005	$72,093,708

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2016 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2016, these payments amounted to $77,565 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2016 were as follows:

Issuer	Value on September 30, 2015	Purchases	Sales	Income	Value on September 30, 2016
CardioKinetix, Inc.	$6,169,346				$—	*
EBI Life Sciences, Inc.	18,854				18,854
Euthymics Biosciences, Inc.	1,582,914				4,119
IlluminOss Medical, Inc.	3,593,974	$1,050,000	$99,000	$—	—	*
Insightra Medical, Inc.	8,496,358	414,000	—	15,272	20,071
Neurovance, Inc.	5,705,132	807,734	—	21,683	4,260,018
Palyon Medical Corporation	4,992	—	151,043	(8,909)	0
Veniti, Inc.	4,302,680	—	—	—	8,885,704
	$29,874,250	$2,271,734	$250,043	$28,046	$13,188,766

  *  Not an affiliated holding at September 30, 2016.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 to value the Fund's net assets. For the year ended September 30, 2016, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$4,428,469	$4,428,469
Health Care Equipment & Supplies			16,436,992	16,436,992
Life Sciences Tools & Services			6,896,989	6,896,989
Pharmaceuticals			8,730,001	8,730,001
Convertible and Non-Convertibe Notes
Health Care Equipment & Supplies			0	0
Pharmaceuticals			807,734	807,734
Common Stocks and Warrants
Biotechnology	$535,890,191	$3,113,997	30,134	539,034,322
Health Care Equipment & Supplies	25,300,950	—	263,608	25,564,558
Health Care Providers & Services	46,086,039	—	190,000	46,276,039
Life Sciences Tools & Services	56,797,637	—	—	56,797,637
Pharmaceuticals	226,238,675	—	—	226,238,675
Exchange Traded Fund	16,693,158	—	—	16,693,158
Short-term Investment	—	48,620,000	—	48,620,000
Milestone Interests
Pharmaceuticals	—	—	2,620,804	2,620,804
Other Assets	—	—	776,205	776,205
Total	$907,006,650	$51,733,997	$41,180,936	$999,921,583

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2015	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of September 30, 2016
Convertible Preferred and Warrants
Biotechnology	$6,129,122	$5,849,069	$4,416,720	($9,356,172)	($2,610,270)	$4,428,469
Health Care Equipment & Supplies	26,344,438	(8,004,116)	975,093	(2,878,423)	—	16,436,992
Life Sciences Tools & Services	4,303,950	2,593,039	—	—	—	6,896,989
Pharmaceuticals	10,788,048	(2,064,209)	6,162	—	—	8,730,001
Convertible and Non-Convertible Notes
Health Care Equipment & Supplies	151	(414,240)	454,687	(40,598)	—	—
Pharmaceuticals	—	(2,381)	810,115	—	—	807,734
Common Stocks and Warrants
Biotechnology	6,082,338	(3,261,500)	10,532	(1,236)	(2,800,000)	30,134
Health Care Equipment & Supplies	145,447	118,161	—	—	—	263,608
Health Care Providers & Services	471,110	(281,110)	—	—	—	190,000
Pharmaceuticals	32,214	(32,214)	—	—	—	—
Milestone Interests
Pharmaceuticals	—	—	2,620,804	—	—	2,620,804
Other Assets	380,021	—	682,586	(286,402)	—	776,205
Total	$54,676,839	($5,499,501)	$9,976,699	($12,562,831)	($5,410,270)	$41,180,936
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2016						($8,097,651)

During the year ended September 30, 2016, the amount of transfers between Level 3 and Level 2 was $2,610,270. The investment was transferred from Level 3 to Level 2 due to the company's initial public offering and the value is now being supported by significant observable inputs.

During the year ended September 30, 2016, the amount of transfers between Level 3 and Level 1 was $2,800,000. The investment was transferred from Level 3 to Level 1 due to the company's initial public offering and the value is now being supported by quoted prices.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 9/30/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$293,527	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	34,901,448	Adjusted capital asset pricing model	Discount rate Price to sales multiple	16.11%-49.24% (26.36%) 1.36-8.66 (4.00)
	2,588,952	Market approach, recent transaction	(a)	N/A
	3,397,009	Probability adjusted value	Probability of events Timing of events	20%-95% (35.14%) 0.25-8 (2.84) years
$41,180,936

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 4% of the Fund's net assets at September 30, 2016.

At September 30, 2016, the Fund had a commitment of $384,311 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2016. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Milestone Interest	7/27/16	$2,620,804	$2,620,804		$2,620,804
AlterG, Inc. Series C Cvt. Pfd	4/12/13	2,053,934	0.41		1,379,536
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16	1,010,277	0.65		1,009,616
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	2,379,165	0.00	†	114
Series D Cvt. Pfd	12/10/10	785,619	2.55		522,765
Series E Cvt. Pfd	9/14/11	1,803,981	2.85		1,799,905
Series F Cvt. Pfd	12/04/14	1,982,818	3.42		1,982,049
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00		0
Warrants (expiration 8/15/24)	8/15/14	181	0.00		0
Cercacor Laboratories, Inc. Common	3/31/98	0	1.65		263,393
Dynex Technologies, Inc.
Series A Cvt. Pfd	1/03/12††	287,751	0.50		1,554,931
Warrants (expiration 4/01/19)	1/03/12††	86	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	7	0.00		0

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
EBI Life Sciences, Inc.
Series A Cvt. Pfd	12/29/11††	$19,566	$0.01		$18,854
Eiger BioPharmaceuticals, Inc.
Warrants (expiration 10/10/18)	10/10/13	359	0.00		0
Euthymics Biosciences, Inc.
Series A Cvt. Pfd	7/14/10 - 5/21/12	3,792,632	0.00	†	4,119
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,402,463	1.50		3,399,999
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	955,833	1.00		951,000
Series Junior Preferred Cvt. Pfd	1/21/16	3,462,179	1.00		895,848
InnovaCare Health, Inc. Common	12/21/12††	965,291	0.86		190,000
Insightra Medical, Inc.
Series C Cvt. Pfd	4/29/13 - 4/17/14	4,842,205	0.00	†	11,410
Series C-2 Cvt. Pfd	5/25/15	3,668,572	0.00	†	8,661
Cvt. Promissory Note	4/15/16	414,049	0.00	†	0
Warrants (expiration 3/31/25)	7/24/15	190	0.00		0
Warrants (expiration 5/28/25)	5/28/15	1,045	0.00		0
Warrants (expiration 8/18/25)	8/8/15	760	0.00		0
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,925,938	1.39		5,099,943
Series D Cvt. Pfd	12/21/12	102,912	1.51		242,115
Merus B.V. Common	8/17/15	2,758,674	15.08		3,113,997
Neurovance, Inc.
Series A Cvt. Pfd	12/29/11††	293,857	3.31		256,962
Series A-1 Cvt. Pfd	10/11/12 - 10/10/13, 3/17/15	3,594,939	3.31		3,195,322
Cvt. Promissory Note	7/12/16	269,525	100.00		269,245
Cvt. Promissory Note	2/23/16	134,825	100.00		134,622
Cvt. Promissory Note	3/14/16	404,547	100.00		403,867
Ovid Therapeutics, Inc.
Series B Cvt. Pfd	8/7/15	3,500,002	9.39		5,273,598
Palyon Medical Corporation
Series A Cvt. Pfd	4/28/09	2,978,923	0.00		0
Series B Cvt. Pfd	6/28/13	1,891,949	0.00		0
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
Pieris Pharmaceuticals, Inc.
Series A Warrants (expiration 6/8/21)	6/7/16	6,879	0.32		17,533
Series B Warrants (expiration 6/8/21)	6/7/16	3,439	0.46		12,601
Targegen Milestone Interest	7/20/10	4,194,994	0.00		0
TherOx, Inc.	9/11/00, 7/8/05	3,582,705	0.02		215
Tibion Corporation
Series B Cvt. Pfd	2/23/11	1,302,544	0.00		0
Non-Cvt. Promissory Note	7/12/12	343,256	0.00		0
Non-Cvt. Promissory Note	4/12/13	40,597	0.00		0
Warrants (expiration 07/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	$3,270,354	$1.28	$4,786,683
Series B Cvt. Pfd	5/24/13	1,723,585	1.33	2,495,022
Series C Cvt. Pfd	12/12/14	1,180,235	1.56	1,603,999
		$67,954,800		$43,518,728

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01.

  ††  Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla Healthcare Investors as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2016

TEKLA HEALTHCARE INVESTORS

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)

Partner, Third Rock Ventures (2016); Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2015); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); Director, Celgene Corporation (since 2015); Director, Global Blood Therapeutics (since 2016); Director, Revolution Medicine (since 2016); Director, Alnylam Pharmaceuticals, Inc. (since 2014); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014).

			4
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2012).	4
Oleg M. Pohotsky, M.B.A., J.D. 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002) (Corporate governance and strategy advisory); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008) (Investment bank); Director, Avangard Investment Holdings (since 2011) (Agriculture); Director, The New America High Income Fund, Inc. (since 2013).	4
William S. Reardon, CPA 6/1946	Trustee (since 2010)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (2004-2016).	4

TEKLA HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (2002-2015); Director, Amerigroup, Inc. (2002-2012).	4
Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company, Inc. (2008-2014); Director, Solstice Home Care, Inc. (since 2014).	4
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (since 2001); Trustee (since 2003)

President of the Fund, Tekla Life Sciences Investors (HQL) (since 2001),Tekla Healthcare Opportunities Fund (THQ) (since 2014), and Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Celladon Corporation (2012-2014); Concentric Medical, Inc. (2008-2012); Dynex Corporation (since 2011); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); GenomeDx Biosciences Inc. (since 2016); IlluminOss Medical, Inc. (since 2011); Insightra Medical, Inc. (since 2015); Magellan Diagnostics, Inc. (2006-2016); Neurovance, Inc. (since 2015); Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013) and Veniti, Inc. (since 2015).

			4

1  The Address for each Trustee is: Tekla Healthcare Investors Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA HEALTHCARE INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (since 2001); Trustee (since 2003)

President of the Fund and HQL (since 2001), THQ (since 2014) and THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Celladon Corporation (2012-2014); Concentric Medical, Inc. (2008-2012); Dynex Corporation (since 2011); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); GenomeDx Biosciences Inc. (since 2016); IlluminOss Medical, Inc. (since 2011); Insightra Medical, Inc. (since 2015); Magellan Diagnostics, Inc. (2006-2016); Neurovance, Inc. (since 2015); Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013) and Veniti, Inc. (since 2015).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)

Chief Compliance Officer, Secretary and Treasurer, the Fund and HQL (since 2009), THQ (since 2014) and THW (since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Healthcare Investors Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA HEALTHCARE INVESTORS

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 14, 2016. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Michael W. Bonney	19,980,702	583,546
Oleg M. Pohotsky, M.B.A., J.D.	19,835,219	729,029
William S. Reardon, CPA	19,974,900	589,348

Michael W. Bonney, William S. Reardon, CPA and Oleg M. Pohotsky, M.B.A., J.D. were elected to serve until the 2019 Annual Meeting.

Trustees serving until the 2017 Annual Meeting are Rakesh K. Jain, Ph.D., and Lucinda H. Stebbins, CPA.

Trustee serving until the 2018 Annual Meeting is Uwe E. Reinhardt, Ph.D. and Daniel R. Omstead, Ph.D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2016 by the following votes:

For	Against/ Withhold	Abstain
20,000,318	283,092	280,837

Shareholders approved the change of the sub-classification of the Fund from "diversified" to "non-diversified" by the following votes:

For	Against/ Withhold	Abstain	Broker non-votes
15,075,990	1,022,787	337,432	4,128,038

Shareholders approved the amendment to the Fund's fundamental investment restriction regarding issuing senior securities by the following votes:

For	Against/ Withhold	Abstain	Broker non-votes
14,760,633	1,313,861	361,715	4,128,038

Shareholders approved the amendment to the Fund's fundamental investment restriction regarding investments in other investment companies by the following votes:

For	Against/ Withhold	Abstain	Broker non-votes
14,434,627	1,643,439	358,143	4,128,038

Shareholders approved the amendment to the Fund's fundamental investment restriction regarding short sales and purchasing securities on margin by the following votes:

For	Against/ Withhold	Abstain	Broker non-votes
13,945,503	2,120,564	370,141	4,128,038

TEKLA HEALTHCARE INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12 month period ended June 30 are available (i) without charge, upon request by calling 1-617-772-8500; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.Teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter, approximately 15 days after the end of each quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at (877) 855-3434.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2016. In February 2017, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 0.00% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2016 to September 30, 2016.

Under Section 854(b)(2) of the Code, the Fund designated $4,680,306 as qualified dividends for the year ended September 30, 2016.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2016, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2016.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., William R. Hite, CFA, Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Alan Kwan, M.B.A, Ph.D. and Joshua A.W. Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $108,000 for the fiscal year ended September 30, 2016 and $0 for the fiscal year ended September 30, 2015.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,650 for the fiscal year ended September 30, 2016 and $4,650 for the fiscal year ended September 30, 2015.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2016 and $0 for the fiscal year ended September 30, 2015.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of December 1, 2016, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Christian M. Richard, M.S, M.B.A, Timothy Gasperoni, Ph.D, M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D, M.B.A., William R. Hite, CFA®, Joshua A.W. Mosberg, Ph.D., Christopher Abbott and Robert Benson, CFA®, CAIA are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Life Sciences Investors (“HQL”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (THW).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQL, THQ and THW.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Christian M. Richard, M.S., M.B.A is Senior Vice President, Research of TCM. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin. He joined TCM in 2015.

Timothy Gasperoni, Ph.D., M.B.A. is Senior Vice President, Research of TCM. He was previously a Senior Analyst and Founding Member of Sabby Capital and was a Partner and Senior Analyst at Crosswind Investments, LLC.  He joined TCM in 2015.

Amanda Birdsey-Benson, Ph.D. is Senior Analyst of TCM. She was previously an analyst for R.A. Capital Management.  She joined TCM in 2014.

Alan Kwan, Ph.D., M.B.A.is Senior Analyst of TCM. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

William R. Hite, CFA® is Senior Analyst of TCM. He was previously an Associate Analyst at Columbia Management, an Associate Analyst at Lazard Capital Markets and worked at Leerink Partners.  He joined TCM in 2015.

Joshua A.W. Mosberg, Ph.D., is Senior Analyst, Research.  Previously, he was a Consultant at Clarion Healthcare, a boutique strategy consulting firm focused on the biopharmaceutical industry. Dr. Mosberg received his Ph.D. in Chemical Biology from Harvard University.   He joined TCM in 2015.

Christopher Abbott , is Senior Analyst.  Previously, Mr. Abbott spent 8 years at Leerink Partners where he was a Vice President on the Equity Research team covering the Healthcare IT and Healthcare Supply Chain group.  He joined TCM in 2016.

Robert Benson, CFA®, CAIA, is Senior Analyst, Research. Previously, Mr. Benson spent 12 years at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams.  He joined TCM in 2016.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,124 million	0	0	0	0
Jason C. Akus	3	$2,124 million	0	0	0	0
Christian M. Richard	3	$2,124 million	0	0	0	0
Timothy Gasperoni	3	$2,124 million	0	0	0	0
Amanda Birdsey-Benson	3	$2,124 million	0	0	0	0
Alan Kwan	3	$2,124 million	0	0	0	0
William R. Hite	3	$2,124 million	0	0	0	0
Joshua A.W. Mosberg	3	$2,124 million	0	0	0	0
Christopher Abbott	3	$2,124 million	0	0	0	0
Robert Benson	3	$2,124 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQL, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2016, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2016, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	over $1,000,000
Jason C. Akus	none
Christian M. Richard	none
Timothy Gasperoni	$10,001 – $50,000
Amanda Birdsey-Benson	none
Alan Kwan	none
William R. Hite	none
Joshua A.W. Mosberg	none
Christopher Abbott	none
Robert Benson	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2015 - Oct. 31, 2015)
Month #2 (Nov. 1, 2015 – Nov. 30, 2015)
Month #3 (Dec. 1, 2015 – Dec. 31, 2015)
Month #4 (Jan. 1, 2016 – Jan. 31, 2016)
Month #5 (Feb. 1, 2016 – Feb. 28, 2016)
Month #6 (Mar. 1, 2016 – Mar. 31, 2016)
Month #7 (Apri. 1, 2016 – Apri. 30, 2016)
Month #8 (May 1, 2016 – May 31, 2016)
Month #9 (June 1, 2016 – June 30, 2016)
Month #10 (Jul. 1, 2016 – Jul. 31, 2016)
Month #11 (Aug. 1, 2016 – Aug. 31, 2016)
Month #12 (Sep. 1, 2016 – Sep. 30, 2016)
Total

(1)         In March 2016, the share repurchase program was renewed to allow the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 10, 2017.  Prior to this renewal, in March 2015, the share repurchase program was renewed to allow the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 10, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/1/16

* Print the name and title of each signing officer under his or her signature.